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                                                                      Exhibit 99


                                  CERTIFICATION



      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


      Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of CVF Technologies Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:     November 14, 2002                      /s/ Jeffrey I. Dreben
                                                  ------------------------------
                                                  Jeffrey I. Dreben,
                                                  Chief Executive Officer




Dated:     November 14, 2002                      /s/ Robert L. Miller
                                                  ------------------------------
                                                  Robert L. Miller,
                                                  Chief Financial Officer